UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 17, 2014
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

MSB FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.03                     Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

On November 17, 2014, the Boards of Directors of MSB Financial Corp. (the “Company”), Millington Savings Bank (the “Bank”) and MSB Financial, MHC (the “MHC”) approved a change in the fiscal year of each of the Company, the Bank and the MHC from June 30 to December 31.  The change in fiscal year is effective immediately.  A Transition Report on Form 10-K for the six-month transition period ending December 31, 2014 will be filed by the Company.  In connection with the change in fiscal year, the Company amended Article II, Section 2 and Article VIII of its Bylaws to reflect the new fiscal year end.  A copy of the Company’s Bylaws, as amended is filed as Exhibit 3 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits
Exhibit Number	Description

3	Bylaws of MSB Financial Corp., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: November 17, 2014		Michael A. Shriner President and Chief Executive Officer